UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) – April 14, 2004

IMCOR PHARMACEUTICAL CO.

(Exact name as specified in its charter)

NEVADA	0-23553	62-1742885
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6175 Lusk Boulevard San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 410-5601
(Registrants’ telephone number, including area code)

Photogen Technologies, Inc.
(Former name or former address, if changed since last report)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.  The following exhibits are filed with this report:

Exhibit 99(i) – Press Release of the Company, dated April 22, 2004.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

IMCOR Pharmaceutical Co.

By: /s/ Brooks Boveroux
Brooks Boveroux
Chief Financial Officer

Dated:  April 22, 2004

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99(i)	Press Release of the Company, dated April 22, 2004.